Exhibit 10.04
SAN HOLDINGS, INC.
TENTH AMENDMENT TO
LOAN AUTHORIZATION AGREEMENT
Sun Solunet, LLC, as Assignee of Harris N.A.
5200 Town Center Circle, Suite 470
Boca Raton, Florida 33486
Ladies and Gentlemen:
Reference is hereby made to that certain Loan Authorization Agreement dated as of May 16, 2003 (the Loan Authorization Agreement, as the same may be amended from time to time, being referred to herein as the “Loan Agreement”), between the undersigned, SAN Holdings, Inc., a Colorado corporation (the “Borrower”), and Sun Solunet, LLC, as assignee of Harris N.A., as successor to Harris Trust and Savings Bank due to merger (the “Bank Assignee”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Loan Agreement.
The Borrower has requested that the Bank Assignee amend the nature of the note issued pursuant to the Loan Agreement from being payable on demand to being due on the Maturity Date, and the Bank Assignee is willing to do so under the terms and conditions set forth in this agreement (herein, the “Amendment”).
SECTION 1.           AMENDMENT.
    1.1.      The following additional sentence shall be sentence marked with an X in the section entitled “Type of Loan Account” in the introduction to the Loan Agreement beginning with “Revolving, which means…” shall be amended and restated in its entirety with the following:
    “As of March 2, 2006, term, which means as principal is repaid, the Company may not reborrow any amounts that have been repaid.”
    1.2.      The paragraph entitled “Maturity Date” in the introduction to the Loan Agreement shall be amended and restated in its entirety with the following:
    “Maturity Date:  The Loan Account terminates, and Loans are payable on March 2, 2009.”
    1.3       The following sentence shall be added to the end of the second paragraph of Section 1 of the Loan Agreement:
    “As of March 2, 2006, the Company may not request any additional Loans.”

1.4.      The first sentence of Section 5 of the Loan Agreement beginning with “The Company shall pay…” shall be deleted and replaced with the following:
“The Company shall pay to the Bank the principal balance of outstanding Loans together with any accrued interest on the Maturity Date.”
1.5.      The first paragraph of Section 9 of the Loan Agreement beginning with “Demand Obligation; Enforcement.  The Loans…” shall be deleted.
1.6.      The first sentence of Section 10 of the Loan Agreement beginning with “The availability of additional Loans…” shall be deleted.
SECTION 2.           NEW NOTE.
In replacement for that certain Note payable to the order of the Bank Assignee dated as of February 6, 2006 in the principal amount of $14,000,000 (the “Previous Note”), the Borrower shall execute and deliver to the Bank Assignee a new demand note in the amount of $5,000,000, dated as of the date of its issuance and otherwise in the form of Exhibit A attached hereto (the “New Note”) which shall substitute for the Bank Assignee’s Previous Note and shall evidence the loans outstanding to the Bank Assignee.  All references in the Loan Agreement shall be deemed references to the New Note.
SECTION 3.           CONDITIONS PRECEDENT.
3.2.     The Borrower and the Bank Assignee shall have executed and delivered this Amendment.
3.2.     The Bank Assignee shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Bank Assignee or its counsel may reasonably request.
3.3.     Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Bank Assignee and its counsel.
SECTION 4.           REPRESENTATIONS.
    In order to induce the Bank Assignee to execute and deliver this Amendment, the Borrower hereby represents to the Bank Assignee that as of the date hereof the representations and warranties set forth in the Loan Agreement are and shall be and remain true and correct and the Borrower is in compliance with the terms and conditions of the Loan Agreement.

SECTION 5.           MISCELLANEOUS.
          5.1.     Except as specifically amended herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Loan Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.
          5.2.     This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  This Amendment shall be governed by the internal laws of the State of Illinois.
[SIGNATURE PAGE TO FOLLOW]

This Tenth Amendment to Loan Authorization Agreement is executed as of the 19th day of April, 2006 and effective as of the 2nd day of March, 2006.
SAN HOLDINGS, INC.
By: /s/ Robert Ogden
     Name:  Robert Ogden
     Title:     CFO

Accepted and agreed to.
SUN SOLUNET, LLC, AS ASSIGNEE OF HARRIS N.A.
By: /s/ Case H. Kuehn
     Name: Case H. Kuehn
     Title:    Vice President

EXHIBIT A

NOTE
$5,000,000	March 2, 2006

Maturity Date:  March 2, 2009
For value received, the undersigned, SAN HOLDINGS, INC., a Colorado corporation, promises to pay to the order of SUN SOLUNET, LLC, as assignee of Harris N.A. (the “Bank Assignee”) at its offices at 5200 Town Center Circle, Suite 470, Boca Raton, Florida 33486, the principal sum of Five Million Dollars and no/100 ($5,000,000) or, if less, the amount outstanding under the Loan Authorization Agreement referred to below, together with interest payable at the times and at the rates and in the manner set forth in the Loan Authorization Agreement referred to below, including the interest accrued as of the date hereof.
This Note evidences borrowings by the undersigned under that certain Loan Authorization Agreement dated as of May 16, 2003, between the undersigned and the Bank Assignee, as the same may be amended from time to time; and this Note and the holder hereof are entitled to all the benefits provided for under the Loan Authorization Agreement, to which reference is hereby made for a statement thereof.  The undersigned hereby waives presentment and notice of dishonor.  The undersigned agrees to pay to the holder hereof all court costs and other reasonable expenses, legal or otherwise, incurred or paid by such holder in connection with the collection of this Note.  It is agreed that this Note and the rights and remedies of the holder hereof shall be construed in accordance with and governed by the laws of the State of Illinois.
This Note is issued in substitution and replacement for, and evidences indebtedness previously evidenced by, that certain Note of San Holdings, Inc. dated February 6, 2006 payable to the Bank Assignee in the face principal amount of $14,000,000.
SAN HOLDINGS, INC.
By:___________________________________
        Name:______________________________
 Title:_______________________________

NOTE
$5,000,000	March 2, 2006

Maturity Date:  March 2, 2009
    For value received, the undersigned, SAN HOLDINGS, INC., a Colorado corporation, promises to pay to the order of SUN SOLUNET, LLC, as assignee of Harris N.A. (the “Bank Assignee”) at its offices at 5200 Town Center Circle, Suite 470, Boca Raton, Florida 33486, the principal sum of Five Million Dollars and no/100 ($5,000,000) or, if less, the amount outstanding under the Loan Authorization Agreement referred to below, together with interest payable at the times and at the rates and in the manner set forth in the Loan Authorization Agreement referred to below, including the interest accrued as of the date hereof.
    This Note evidences borrowings by the undersigned under that certain Loan Authorization Agreement dated as of May 16, 2003, between the undersigned and the Bank Assignee, as the same may be amended from time to time; and this Note and the holder hereof are entitled to all the benefits provided for under the Loan Authorization Agreement, to which reference is hereby made for a statement thereof.  The undersigned hereby waives presentment and notice of dishonor.  The undersigned agrees to pay to the holder hereof all court costs and other reasonable expenses, legal or otherwise, incurred or paid by such holder in connection with the collection of this Note.  It is agreed that this Note and the rights and remedies of the holder hereof shall be construed in accordance with and governed by the laws of the State of Illinois.
    This Note is issued in substitution and replacement for, and evidences indebtedness previously evidenced by, that certain Note of San Holdings, Inc. dated February 6, 2006 payable to the Bank Assignee in the face principal amount of $14,000,000.
SAN HOLDINGS, INC.
By:  /s/ Robert Ogden
       Name:  Robert Ogden
      Title:     CFO